Casper Sleep Inc. INDEPENDENT CONTRACTOR AGREEMENT This Independent Contractor Agreement ("Agreement") is entered into as of the Effective Date set forth on the signature page below between Casper Sleep Inc. and Stuart Brown ("Contractor"). Background Casper Sleep Inc. and Contractor desire that, subject to the terms and conditions of this Agreement and Work Orders executed under the terms of this Agreement, Contractor will provide to Casper Sleep Inc. certain deliverables and/or services on an independent contractor basis. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Casper Sleep Inc. and Contractor hereby agree as follows: 1. Definitions. 1.1 “Confidential Information” shall mean confidential or other proprietary information that is disclosed or available to Contractor in connection with the performance of this Agreement including, without limitation, any strategies, research, methodologies, techniques, transportation data, sales data, financial information, designs, drawings, models, prototypes, product specifications and documentation, business, marketing or promotional information, merchandising changes, product plans and data, inventory management data, Casper Sleep Inc. current or future initiatives, information related to debt or equity offerings, pricing, vendor lists, customer lists, flow charts, and other confidential business information. Confidential Information shall also include any information observed by Contractor personnel while at the facilities of Casper Sleep Inc. or in the course of meetings between Casper Sleep Inc. and Contractor personnel. Confidential Information shall not include information that is or becomes public knowledge without any action by, or involvement of, Contractor. 1.2 "Deliverable(s)" shall mean the design(s), product(s) and/or other materials to be developed or delivered by or on behalf of Contractor to Casper Sleep Inc. under the terms of this Agreement and/or a Work Order. 1.3 "Derivative Works" shall mean a work that is based on one or more preexisting work(s) and which, if prepared without authorization of the owner of the preexisting work(s), would constitute an infringement of such owner's Intellectual Property Rights. 1.4 “Intellectual Property Rights" shall mean all forms of intellectual property rights and protections, including, without limitation, all right, title and interest in and to all foreign, federal, state and common law rights relating to: (i) Letters Patent and all filed, pending or potential applications for Letters Patent, including any reissue, reexamination, division, continuation or continuation-in-part applications now or hereafter filed; (ii) trade secret rights and equivalent rights; (iii) copyrights, mask works, and other literary property and authors rights, whether or not protected by copyright or as a mask work; and (iv) trademarks, trade names, symbols, logos, brand names and other proprietary indicia. 1.5 "Services" shall mean the services to be provided by Contractor to Casper Sleep Inc. under the terms of this Agreement and/or a Work Order. 1.6 "Work Order" shall mean the order attached as Exhibit A to this Agreement and any subsequent Work Order agreed upon by Casper Sleep Inc. and Contractor for individual engagements for Deliverables and/or Services under this Agreement. ACTIVE/103013081.2

2. Services. 2.1 General. Subject to the terms and conditions of this Agreement, Contractor shall provide to Casper Sleep Inc. the Services and Deliverables set forth in each applicable Work Order. All work performed by Contractor shall be documented in a Work Order signed by authorized representatives of both parties. Each Work Order shall set forth, at a minimum, the work to be done, and the fees for the work to be performed. If any of the terms of the Work Order conflict with the terms of this Agreement (other than the terms set forth in Section 9, 10 and 12 of this Agreement), the terms of the Work Order shall take precedence for purposes of the Services and Deliverables described therein. Nothing in this Agreement shall be construed or interpreted so as to prohibit Casper Sleep Inc. from entering into similar agreements with other parties concerning similar Deliverables or Services. 2.2 Work Order Changes. A Work Order may only be modifed upon the mutual written agreement of the parties. 2.3 Method of Performing Services. Contractor, in conjunction with its personnel (if applicable), will determine the method, details, and means of performing the work to be carried out for Casper Sleep Inc. Casper Sleep Inc. shall not control the manner or determine the method of accomplishing such work. Casper Sleep Inc. shall, however, be entitled to exercise a broad general power of supervision over the results of work performed by Contractor to ensure satisfactory performance. This power of supervision shall include the right to inspect, stop work, make suggestions or recommendations as to the details of the work, and request modifications to the scope of the Work Order. Contractor (and its personnel if applicable) shall observe at all times the security and safety policies of Casper Sleep Inc. 3. Compensation. In consideration of the Services provided by Contractor to Casper Sleep Inc., Casper Sleep Inc. shall pay to Contractor the fees set forth in the applicable Work Order. Unless otherwise set forth in a Work Order, Contractor shall submit invoices to Casper Sleep Inc. bi-monthly on the first and fifteenth of each calendar month for Services furnished hereunder. Each invoice will provide a breakdown and distribution of charges for Services, and an itemization of any expense items specifically permitted under the Work Order. Casper Sleep Inc. shall pay each undisputed invoice within 15 days after receipt. 4. Taxes. Contractor understands and agrees that Contractor is obligated to report as income all compensation received pursuant to this Agreement. Contractor shall pay, when and as due, any and all taxes incurred as a result of Contractor’s compensation hereunder, including estimated taxes, and if requested by Casper Sleep Inc. in connection with any audit or inquiry from a governmental authority or agency, provide Casper Sleep Inc. with proof of said payments. 5. Independent Contractor Status. 5.1 Independent Contractor. The parties agree that Contractor is an independent contractor and not an employee, agent, joint venturer, or partner of Casper Sleep Inc. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Casper Sleep Inc. and either Contractor or any employee or agent of Contractor. 6. Confidentiality. 6.1 General. Contractor agrees that, as a condition to the receipt of Confidential Information, Contractor shall: (i) not disclose, directly or indirectly, to any third party (including, without limitation, any affiliate of Contractor, any research company, analyst, any member of the media, any direct or indirect competitor of Casper Sleep Inc., and any personnel of Contractor that do not have a need to know to perform work for Casper ACTIVE/103013081.2

Sleep Inc.) any portion of the Confidential Information without the prior written consent of Casper Sleep Inc.; (ii) not use or exploit the Confidential Information in any way except for purposes of providing Services and Deliverables to Casper Sleep Inc. in accordance with this Agreement; (iii) promptly return or destroy, at Casper Sleep Inc.’s option, all materials and documentation containing or regarding the Confidential Information upon expiration or termination of this Agreement or upon request of Casper Sleep Inc.; (iv) take all necessary precautions to protect the confidentiality of the Confidential Information received hereunder and exercise at least the same degree of care in safeguarding the Confidential Information as Contractor would with Contractor's own confidential information, but in no event less than a diligent standard of care; and, (v) promptly advise Casper Sleep Inc. in writing upon learning of any unauthorized use or disclosure of the Confidential Information. 6.2 Governmental Order. If Contractor is required under a final judicial or governmental order to disclose any Confidential Information, Contractor may disclose the Confidential Information provided that Contractor gives Casper Sleep Inc. sufficient prior notice to contest such order and that Contractor discloses only such portions of the Confidential Information as required by such order. 7. Ownership. Contractor hereby agrees that all right, title and interest in all Deliverables, and any Derivative Works therein, including all Intellectual Property Rights in the foregoing, shall belong exclusively to Casper Sleep Inc. and shall, to the extent possible, be considered a work made for hire for Casper Sleep Inc. within the meaning of 17 U.S.C. § 101. Contractor hereby assigns and agrees to assign, and shall cause its personnel to assign and agree to assign, at the time of creation of the Deliverable, without any requirement of further consideration or documentation, any right, title, or interest Contractor or they may have in such Deliverable and any Derivative Work therein, including any Intellectual Property Rights pertaining in the foregoing. Upon the request of Casper Sleep Inc., Contractor shall take such further actions, and shall cause its personnel to take such further actions, including, without limitation, execution and delivery of all documents, as may be appropriate or desirable to confirm such rights. All Deliverables and any Derivative Works thereof shall be the Confidential Information of Casper Sleep Inc., and Contractor shall maintain the confidentiality of such Deliverables, and Intellectual Property Rights associated therewith, in accordance with Section 6. 8. Limited Warranty. Contractor represents and warrants that: (i) the Services provided hereunder will be performed in a first class and professional manner, (ii) any Deliverables provided hereunder will conform to the specifications and/or additional representations and warranties set forth in the applicable Work Order, (iii) the Services provided hereunder will not infringe or misappropriate any Intellectual Property Rights of any third party, (iv) it shall perform the Services in a manner that complies will all applicable laws, regulations, rules, ordinances or other applicable legal requirements, including (without limitation) federal, state and local laws, regulations and/or ordinances, and (v) the provision of Services hereunder will not conflict with any contractual or other obligation to which Contractor is bound. 9. Indemnification. Casper Sleep Inc. agrees that Contractor shall not have any liability to Casper Sleep Inc. for or in connection with any matter referred to in this Agreement, including the Services provided hereunder, except to the extent that any losses, claims, damages, liabilities or expenses incurred by Casper Sleep Inc. are solely the result of the gross negligence or willful misconduct of Contractor. Furthermore, Contractor shall be entitled to indemnification, advancement of expenses and other rights in accordance with that certain Indemnification Agreement entered into by Casper Sleep Inc. and Contractor as of the date hereof (the “Indemnification Agreement”). 10. Consequential Damages. Under no circumstances will Contractor be liable for any lost profits or revenue, business interruption, loss of business information, special, incidental, punitive, exemplary, indirect or consequential damages or other pecuniary loss arising from or related to this agreement. The provisions of this section shall apply regardless of the form of action, damage, claim, liability, cost, expense, or loss, whether in ACTIVE/103013081.2 contract, statute, tort (including, without limitation, negligence), or otherwise, even if advised of the possibility of such damages. 11. Term and Termination. This Agreement will become effective on the Effective Date and will continue in effect for three (3) months after the Effective Date and thereafter to the extent agreed upon by the parties or as otherwise set forth in a Work Order. Casper Sleep Inc. and Contractor may each, at its sole option, terminate any Work Order, or any portion thereof, upon four (4) weeks written notice to Contractor or Casper Sleep Inc. Upon receipt of such notice, Contractor shall advise Casper Sleep Inc. of the extent to which performance has been completed through such date, and collect and deliver to Casper Sleep Inc. whatever work product then exists in the manner requested by Casper Sleep Inc. Contractor shall be paid for all work satisfactorily performed through the date of termination. Sections 1, 5, 6, 7, 8, 9, 10, and 11 hereof shall survive and continue in effect following the expiration or termination of this Agreement for any reason. 12. General Provisions. 12.1 Complete Understanding; Modification. This Agreement and any duly executed Work Orders and the Indemnification Agreement constitute the complete and exclusive understanding and agreement of the parties and supersede all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Except as otherwise provided in Section 2.2 hereof, any waiver, modification or amendment of any provision of this Agreement or any Work Order will be effective only if in writing and signed by both parties hereto. 12.2 Nonassignability; Binding Effect; Subcontracting. Neither party hereto shall assign this Agreement or any Work Order to any third party without the prior written consent of the other party, which may be withheld at such other party’s sole discretion. Subject to the foregoing, this Agreement and any Work Order shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Contractor shall not subcontract this Agreement or any portion thereof to any third party without (i) the prior written consent of Casper Sleep Inc., which may be withheld at Casper Sleep Inc.'s sole discretion, and (ii) the prior written agreement of the proposed subcontractor to be bound by the provisions of this Agreement. Notwithstanding any such contract, Contractor shall not be relieved of Contractor's performance or obligations under this Agreement and shall be responsible for all work performed by subcontractor. 12.3 Governing Law. This Agreement, including any Work Order, and any claims, whether in contract, tort or otherwise, arising from this Agreement or any Work Order shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. The parties agree that the state and federal courts sitting in the State of New York shall have proper and exclusive jurisdiction and venue for any proceedings arising from this Agreement. Contractor recognizes that breach of Sections 5 or 6 of this Agreement will cause irreparable harm to Casper Sleep Inc. that is inadequately compensable in damages, and that Casper Sleep Inc. is entitled to injunctive relief for such breach without posting of bond. 12.4 Notices. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change such address by written notice in accordance with this Section. Notices delivered personally will be deemed communicated as of actual receipt. Mailed notices will be deemed communicated as of two (2) days after mailing. ACTIVE/103013081.2

12.5 Acceptance of Facsimile and Scanned Signatures. The parties agree that any signatures of a party or parties delivered by facsimile transmission or by scanned image (e.g. pdf file) as an attachment to electronic mail (email) will be treated in all respects as having the same effect as an original signature. 12.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. CASPER SLEEP INC. CONTRACTOR By: /s/ Elizabeth Wolfson By: /s/ Stuart Brown Title: Chief People Officer Title: Date: April 21, 2020 Date: April 21, 2020 ACTIVE/103013081.2

EXHIBIT A WORK ORDER This Work Order ("Work Order") is issued pursuant to the Independent Contractor Agreement ("Agreement") between Casper Sleep Inc. ("Casper Sleep Inc.") and Stuart Brown ("Contractor"), dated April 20, 2020 (or other mutually agreeable date), and the terms and conditions of such Agreement shall be applicable to the Services provided under this Work Order. 1. Effective Date of Work Order: April 20, 2020 2. Services to be Provided. Consultant for Casper Sleep Inc. for the period from April 21, 2020 – May 15, 2020 Interim Chief Financial Officer responsibilities for Casper Sleep Inc. for the period from May 15, 2020 to July 21, 2020 Responsibilities shall include, but not be limited to, the following: - ROY 2020 Business Plan including strategic plan (operating committee) - Direct and Manage Finance team to execute on approved plan (President) - Monthly and Quarterly Financial Close - Quarterly Earnings - content preparation and delivery (CEO) - Board Meetings + Audit Committee - content preparation and delivery - EU Wind-down Accounting - Direct VP/Controller / support on the ground team - Finance Team Assessment + Talent Plan (CPO) including key hiring (ie. Asst Controller, Payroll, etc) - Participate in OpCo meetings -Updates to operating plans, as appropriate -Lead Investor Relations efforts including conducting non-deal road shows with investors, as appropriate (CEO) -All financial regulatory filings -Transition to permanent CFO, as appropriate 4. Fees. $80,000.00 per month, prorated accordingly for any month during which this Work Order is not in effect for the entire month, which shall become payable at bi-monthly at the fifteenth and the end of each applicable month. The Board, in its discretion, may also award Contractor one or more additional bonus fee payments up to an aggregate amount of $20,000 per month of services hereunder. 5. Schedule. Subject to Section 12 of the Agreement, this Work Order shall commence on the Effective Date and continue on a month-to-month basis until terminated by either party upon four (4) weeks prior written notice to the other party. ACTIVE/103013081.2

6. Contractor Personnel: Stuart Brown 7. Prime Contact: Philip Krim 8. Supervisor over Work Order: Philip Krim 9. Expenses: Casper Sleep Inc. will pay for all legitimate, reasonable, documented business expenses for the duration of the work order including, airfare, hotel, car rental, transportation to/from hotel/home, communication services, office supplies and actual meal expenses in accordance with Casper Sleep Inc. policies. Expenses also will be payable consistent with fees. Casper Sleep Inc. will also pay Consultant’s documented legal fees and related expenses incurred in connection with the drafting, negotiation and execution of this Agreement and all related matters in connection therewith, up to $15,000. 10. Other: Access to a Casper Sleep Inc. laptop computer for remote access to all necessary information during the engagement. ACTIVE/103013081.2

IN WITNESS WHEREOF the parties have entered into this Work Order as of the date set forth above on this Work Order. CASPER SLEEP INC. By : /s/ Elizabeth Wolfson By : /s/ Stuart Brown Title: Chief People Officer Title: ACTIVE/103013081.2